UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2013

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, Georgia 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 7, 2013, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), executed and delivered that certain Reinstatement, Sixth Amendment and Assignment of Purchase and Sale Agreement (the “Sixth Amendment”) by and among AdCare Holdings, First Commercial Bank (“First Commercial”) and Brogdon Family, LLC (“Brogdon Family”), which amends the Purchase and Sale Agreement, dated May 5, 2011 (and as subsequently amended, the “Oklahoma Facilities Purchase Agreement”) pursuant to which AdCare Holdings or its assignee had the right to acquire certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following six skilled nursing facilities located in Oklahoma: (i) Harrah Nursing Center; (ii) McLoud Nursing Center; (iii) Meeker Nursing Center ((i) through (iii) collectively, the “Unsold Oklahoma Facilities”); (iv) Whispering Pines Nursing Center (the “WP Facility”); (v) Northwest Nursing Center (the “Northwest Facility”); and (vi) Edwards Redeemer Nursing Center (the “Edwards Facility”).  As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2013, the Company acquired the Northwest Facility from First Commercial for an aggregate purchase price of $3,000,000.

Pursuant to the Sixth Amendment, Brogdon Family assumed all of AdCare Holdings’s obligations under the Oklahoma Facilities Purchase Agreement and AdCare Holdings assigned to Brogdon Family all of its right, title and interest in and to the Oklahoma Facilities Purchase Agreement, which includes the right to acquire the Unsold Oklahoma Facilities.

Christopher F. Brogdon, a director of the Company and a beneficial owner of greater than 10% of the Company’s common stock, no par value (the “Common Stock”), beneficially owns and controls Brogdon Family. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 17, 2012, AdCare Holdings in effect assigned its right to purchase the Edwards Facility and WP Facility to entities owned and controlled by Mr. Brogdon.  For a further description of the Company’s relationship with Mr. Brogdon, see the information set forth in: (1) the section entitled “Certain Information and Related Party Transactions” of the Company’s Proxy Statement on Schedule 14A filed with the SEC on March 30, 2012; (2) the section entitled “Note to Consolidated Financial Statements — Note 21. Related Party Transactions” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011; (3) the section entitled “Item 15. Related Party Transactions” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012; (4) the section entitled “Hembree” of the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2012; (5) Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2012; and (6) Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2013.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On May 6, 2013, Hearth & Home of Vandalia, Inc. (the “Vandalia Seller”), a wholly owned subsidiary of the Company, sold to H & H of Vandalia LLC (the “Vandalia Purchaser”), pursuant to that certain Agreement of Sale, dated October 11, 2012 and amended December 28, 2012 (as amended, the “Ohio Sale Agreement”), between the Company and certain of its subsidiaries, including the Vandalia Seller (together, the “Ohio ALF Sellers”), on the one hand, and CHP Acquisition Company, LLC (together, “CHP”) on the other hand, certain land, buildings, improvements, furniture, fixtures and equipment comprising the Hearth and Home of Vandalia facility (the “Vandalia Facility”) located in Vandalia, Ohio.  CHP had previously assigned its rights in the Ohio Sale Agreement with respect to the Vandalia Facility to the Vandalia Purchaser.

The sale price for the Vandalia Facility  consisted of, among other items: (i) an assumption, by the Vandalia Purchaser, of a mortgage in an aggregate amount of $3,637,847.91 (the “Vandalia Mortgage”) that secures the Vandalia Facility; and (ii) a release of the Vandalia Seller from its obligations to Red Mortgage Capital, LLC (the “Vandalia Mortgagee”) and the United States Department of Housing and Urban Development (“HUD”) with respect to the Vandalia Mortgage, pursuant to a release and assumption agreement entered into among the Vandalia Purchaser, the Vandalia Seller, HUD and the Vandalia Mortgagee.   In connection with the sale of the Vandalia Facility, the Vandalia Seller and Vandalia Purchaser also entered into an assignment and assumption agreement of trust funds and service contracts, containing customary terms and conditions.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 6, 2013, the Ohio ALF Sellers sold to CHP, pursuant to the Ohio Sale Agreement, certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the facility known as the Lincoln Lodge Retirement Residence (the “Lincoln Lodge Facility”) located in Columbus Ohio, for an aggregate sale price of $2,400,000.   Furthermore, as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2013, the Ohio ALF Sellers sold to CHP, pursuant to the Ohio Sale Agreement, certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following assisted living facilities: (i) Hearth & Home of El Camino located in Springfield, Ohio; (ii) Hearth & Home of Van Wert located in Van Wert, Ohio; (iii) Hearth & Home at Harding located in Springfield, Ohio; and (iv) Hearth & Home at Urbana located in Urbana, Ohio for an aggregate sale price of $16,097,652.80.

Item 3.02.                                        Unregistered Sales of Equity Securities.

On March 4, 2013, the Company issued to the holder of a subordinated convertible promissory note dated October 31, 2010, 6,635 shares of Common Stock upon conversion of $24,750 of the principal amount thereof.  The conversion price was $3.73 per share of Common Stock. The subordinated convertible note was issued, and the shares of Common Stock issued upon conversion thereof were issued, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company relied upon such exemption based upon representations made by such holder regarding, among other things, the holder’s status as an accredited investor (as such term is defined under the Securities Act).

On April 24, 2013, the Company issued to the holder of a subordinated convertible promissory note dated October 31, 2010, 67,024 shares of Common Stock upon conversion of

$250,000 of the principal amount thereof. The conversion price was $3.73 per share of Common Stock. The subordinated convertible note was issued, and the shares of Common Stock issued upon conversion thereof were issued, pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company relied upon such exemption based upon representations made by such holder regarding, among other things, the holder’s status as an accredited investor (as such term is defined under the Securities Act).

On April 25, 2013, the Company issued to the holder of a subordinated convertible promissory note dated March 31, 2011, 10,438 shares of Common Stock upon conversion of $50,000 of the principal amount thereof. The conversion price was $4.79 per share of Common Stock. The subordinated convertible note was issued, and the shares of Common Stock issued upon conversion thereof were issued, pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company relied upon such exemption based upon representations made by such holder regarding, among other things, the holder’s status as an accredited investor (as such term is defined under the Securities Act).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2013	ADCARE HEALTH SYSTEMS, INC.

/s/ Boyd P. Gentry
Boyd P. Gentry
Chief Executive Officer